2,000,000 Units
         Each Unit consisting of one ordinary share, par value $0.10 per share, and one redeemable Class A Warrant


                    C. W. CHEMICAL WASTE TECHNOLOGIES LIMITED

                             UNDERWRITING AGREEMENT

                                                              New York, New York
                                                                          , 1998

RAS Securities Corp.
As Representative of the Several
Underwriters listed on Schedule A hereto
50 Broadway
New York, New York 10004

Ladies and Gentlemen:

      C.W. Chemical Waste Technologies Limited, a company organized under the laws of Cyprus (the "Company"), confirms its agreement with RAS Securities Corp. ("RAS") and each of the other underwriters named in Schedule A hereto and any underwriter substituted as hereinafter provided (collectively, the "Underwriters"), for whom RAS is acting as representative (RAS, acting in such capacity, the "Representative"), with respect to the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of units set forth in said Schedule A, or 2,000,000 units in the aggregate, each unit (a "Unit") consisting of one ordinary share of the Company, par value $0.10 per share (each, a "Share" and collectively, the "Shares"), and a warrant to acquire one additional Share (each, a "Warrant" and collectively, the "Warrants"). The Shares and Warrants comprising the Units shall be immediately separable and tradeable upon issuance and shall not trade as Units. Each Warrant is exercisable from the effective date of the Registration Statement (as defined below) (the "Effective Date") until the fifth anniversary of the Effective Date, at an initial exercise price of $6.00, subject to adjustment. The Warrants are redeemable by the Company under certain circumstances commencing on the second anniversary of the Effective Date, as more fully described in the Registration Statement and the Prospectus (as defined below). The 2,000,000 Units are hereinafter referred to as the "Firm Units." Upon request of RAS as provided in Section 2(b) of this Agreement, the Company shall also issue and sell to RAS and/or certain Underwriters, up to 300,000 additional Units for the purpose of covering over-allotments, if any, in the sale of the Firm Units (the "Over-Allotment Units"). The Firm Units and the Over-Allotment Units are hereinafter collectively referred to as the "Units." The Company also proposes to issue and sell to the Representative a warrant (the "Representative's Warrant") pursuant to the Representative's Warrant Agreement dated ______, 1998 between the Representative and the Company (the "Representative's Warrant Agreement") for the purchase by the Representative of an additional 200,000 units, each consisting of one Share and one Warrant (collectively, the "Representative's Securities"). The Shares issuable upon exercise of the Warrants (including the Warrants issuable upon exercise of the right to acquire any of the Over-Allotment Units (the "Over-Allotment Option") and the Warrants underlying the Representative's Warrant) are hereinafter sometimes referred to as the "Warrant Shares." The Units, the Shares, the Warrants, the Representative's Warrant, the Representative's Securities and the Warrant Shares are more fully described in the Registration Statement and the Prospectus (as hereinafter defined).

      1.    Representations and Warranties.

      (a) The Company represents and warrants to, and agrees with, each of the Underwriters as of the date hereof and as of the Closing Date (as hereinafter defined) and each Over-Allotment Closing Date (each, as hereinafter defined), if any, as follows:


            (i) The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") the registration statement of the Company on Form F-1 (No. ________), and an amendment or amendments thereto, including any related preliminary or final prospectus (respectively, the "Preliminary Prospectus" and the "Prospectus"), for the registration of the Units, the Shares, the Warrants, the Representative's Warrant, Representative's Securities and the Warrant Shares, under the Securities Act of 1933, as amended (the "Act"), which registration statement (as amended) has been prepared by the Company in conformity with the requirements of the Act and the rules and regulations of the Commission promulgated under the Act. The Company shall promptly file a further amendment to the registration statement in the form heretofore delivered to the Underwriters and will not file any other amendment thereto to which the Underwriters shall have objected in writing after having been provided a copy thereof. Except as the context may otherwise require, the registration statement on file with the Commission (including the Prospectus, financial statements, schedules, exhibits and all other documents or information incorporated by reference therein) and all information deemed to be a part thereof as of such time pursuant to paragraph (b) of Rule 430(A) of the rules and regulations of the Commission), is referred to herein as the "Registration Statement," and the form of prospectus in the form first filed with the Commission pursuant to Rule 424(b) of the rules and regulations of the Commission is hereinafter called the "Prospectus." For purposes hereof, the term "Rules and Regulations" means the rules and regulations adopted by the Commission either under the Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable.

            (ii) Neither the Commission nor any state regulatory authority has issued any order preventing or suspending the use of any Preliminary Prospectus, the Registration Statement or the Prospectus or any part of any thereof, and no proceeding for a stop order suspending the effectiveness of the Registration Statement or any of the Company's securities has been instituted or is pending or threatened. Each of the Preliminary Prospectus, the Registration Statement and the Prospectus at the time of filing thereof conformed or will conform with the requirements of the Act and the Rules and Regulations, and neither the Preliminary Prospectus, the Registration Statement nor the Prospectus at the time of filing thereof contained or will contain any untrue statement of a material fact or omitted or will omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were or will be made, not misleading; provided, however, that this representation and warranty shall not apply to statements made in reliance upon and in conformity with written information furnished to the Company with respect to the Underwriters by or on behalf of the Underwriters expressly for use in such Preliminary Prospectus, Registration Statement or the Prospectus or any amendment or supplement thereto.

            (iii) When the Registration Statement becomes effective and at all times subsequent thereto up to the Closing Date (as hereinafter defined) and each Over-Allotment Closing Date (as hereinafter defined), if any, and during such longer period as the Prospectus may be required to be delivered in connection with sales by the Underwriters or any dealer, the Registration Statement and the Prospectus will contain all statements which are required to be stated therein in accordance with the Act and the Rules and Regulations, and will conform to the requirements of the Act and the Rules and Regulations; neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, contains or will contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements made or statements omitted in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of any Underwriter (as set forth in paragraph l(a)(ii) hereof) expressly for use in the Preliminary Prospectus, the Registration Statement or Prospectus or any amendment thereof or supplement thereto.

            (iv) The Company is a company duly organized, validly existing and in good standing under the laws of Cyprus. The Company does not own an equity interest in any corporation, company, partnership, trust, joint venture or other business entity. The Company is duly qualified and licensed and in good standing as a foreign corporation in each jurisdiction in which the ownership or leasing of any properties or the character of its operations require such qualification or licensing, except where the failure to be so qualified, licensed or in good standing, individually or in the aggregate, would not materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs, position, prospects, value, operation, properties, business or results of operations of the Company. The Company has all requisite power and authority (corporate and other), and has obtained any and all authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental or regulatory officials and bodies (including, without limitation, those having jurisdiction over environmental or similar matters), necessary to own or lease its properties and to conduct its business as described in the Prospectus; the Company is and has been doing business in compliance with all such authorizations, approvals, orders, licenses, certificates, franchises and permits and all federal, state, local and foreign laws, rules and regulations and the Company has not received any notice of proceedings relating to the revocation or modification of any such authorization, approval, order, license, certificate, franchise, or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs, position, prospects, value, operations, properties, business, or results of operations of the Company. The disclosures in the Registration Statement and the Prospectus concerning the effects of federal, state, local, and foreign laws, rules and regulations on the Company's business as currently conducted and as contemplated are correct in all material respects and do not omit to state a material fact necessary to make the statements contained therein not misleading in light of the circumstances in which they were made.

            (v) The Company has a duly authorized, issued and outstanding capitalization as set forth in the Prospectus, and will have the adjusted capitalization set forth therein on the Closing Date (as hereinafter defined) and each Over-Allotment Closing Date (as hereinafter defined), if any, based upon the assumptions set forth therein; the Company is not a party to, nor is it bound by, any instrument, agreement or other arrangement providing for it to issue any shares of capital stock, or any rights, warrants, options or other securities, except this Agreement and as described in the Prospectus. The Units, the underlying Shares, the Warrants, the Warrant Shares, the Representative's Warrant and the Representative's Securities (hereinafter sometimes collectively referred to as the "Securities") and all other securities issued or issuable by the Company conform or, when issued and paid for, will conform, in all respects to all statements relating thereto contained in the Registration Statement and the Prospectus. All issued and outstanding securities of the Company have been duly authorized and validly issued and are fully paid and non-assessable and the holders thereof have no rights of rescission with respect thereto and are not subject to personal liability by reason of being such holders; and no such securities were issued in violation of the preemptive rights of any holder of any security of the Company or similar contractual rights granted by the Company. The Securities are not and will not be subject to any preemptive or other similar rights of any shareholder, have been duly authorized and, when issued, paid for and delivered in accordance with the terms hereof, will be validly issued, fully paid and non-assessable and will conform to the description thereof contained in the Prospectus; the holders thereof will not be subject to any liability solely as such holders; all corporate action required to be taken with respect to the authorization, issuance and sale of any Securities has been duly and validly taken; and the certificates representing the Securities are in due and proper form. Upon the issuance and delivery, pursuant to the terms hereof, of the Securities to be sold by the Company hereunder, the Underwriters or the Representative, as the case may be, will acquire good and marketable title to such Securities free and clear of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever.

            (vi) The financial statements of the Company together with the related notes and schedules thereto included in the Registration Statement, the Preliminary Prospectus and the Prospectus fairly present the financial position, income, changes in cash flow, changes in shareholders' equity and the results of operations of the Company at the respective dates and for the respective periods to which they apply, and the pro forma financial information included in the Registration Statement, the Preliminary Prospectus and the Prospectus presents fairly, and on a basis consistent with that of the audited financial statements included therein, the Company's pro forma net income or loss per share, as the case may be, pro forma net tangible book value and the pro forma capitalization, and such financial statements have been prepared in conformity with generally accepted accounting principles in the United States, consistently applied throughout the periods involved, and the Rules and Regulations. There has been no material adverse change or development involving any material change in the condition, financial or otherwise, or in the earnings, business affairs, position, prospects, value, operation, properties, business or results of operation of the Company, whether or not arising in the ordinary course of business, since the date of the financial statements included in the Registration Statement and the Prospectus, and the outstanding debt, the property, both tangible and intangible, and the business of the Company conforms in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus.

            (vii) The Company (A) has paid all federal, state, local, and foreign taxes for which it is liable, including, but not limited to, withholding taxes and amounts payable under Chapters 21 through 24 of the Internal Revenue Code of 1986, as amended (the "Code"), and has furnished all information returns it is required to furnish pursuant to the Code,
      (B) has established adequate reserves for such taxes which are not yet due and payable, and (C) does not have any tax deficiency or claims outstanding, proposed or assessed against it.


            (viii) No transfer tax, stamp duty or other similar tax is payable by or on behalf of the Underwriters or the Representative in connection with (A) the issuance by the Company of any Securities, (B) the purchase by the Underwriters of the Units, and the underlying Shares, Warrants and Warrant Shares or the purchase by the Representative and/or certain of the Underwriters of the Representative's Warrant or the Representative's Securities from the Company, (C) the consummation by the Company of any of its obligations under this Agreement, or (D) resales of the Securities in connection with the distribution contemplated hereby.


            (ix) The Company maintains insurance policies, including, but not limited to, general liability, [product liability] and property insurance, which insure the Company, its employees and properties, against such losses and risks as are generally insured against by comparable companies in the exercise of prudent business judgement. The Company (A) has not failed to give notice or present any insurance claim with respect to any matter, including, but not limited to, the Company's business, property or employees, under any insurance policy or surety bond in a due and timely manner, (B) does not have any disputes or claims against any underwriter of any such insurance policy or surety bond and has not failed to pay any premiums due and payable thereunder, and (C) has not failed to comply with all conditions contained in each such insurance policy and surety bond. There are no facts or circumstances applicable under any such insurance policy or surety bond which would relieve any insurer of its obligation to satisfy in full any valid claim of the Company.

            (x) There is no action, suit, proceeding, inquiry, arbitration, investigation, litigation, or governmental or administrative proceeding, including, without limitation, any such action, suit, proceeding, inquiry, arbitration, investigation, litigation or proceeding by any person having jurisdiction over environmental or similar matters, domestic or foreign, pending or threatened against (or circumstances that may give rise to the same), or involving the properties or business of the Company which (A) questions the validity of the capital stock of the Company or this Agreement, the Representative's Warrant, the Warrant Agreement or of any action taken or to be taken by the Company pursuant to or in connection with this Agreement, the Representative's Warrant or the Warrant Agreement, (B) is required to be disclosed in the Registration Statement which is not so disclosed, and such proceedings as are summarized in the Registration Statement are accurately summarized in all material respects, or (C) if adversely determined, might materially and adversely affect the condition, financial or otherwise, or the business affairs or business prospects, earnings, liabilities, prospects, shareholders' equity, value, properties, business or assets of the Company.

            (xi) The Company has full legal right, power and authority to authorize, issue, deliver and sell the Securities, enter into this Agreement, the Representative's Warrant and the Warrant Agreement and to consummate the transactions contemplated hereby and thereby; and each of this Agreement, the Representative's Warrant and the Warrant Agreement has been duly and properly authorized, executed and delivered by the Company. This Agreement, the Representative's Warrant and the Warrant Agreement each constitutes the legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnification or contribution may be limited by applicable law), and neither the Company's issuance and sale of any Securities or its execution or delivery of this Agreement, the Representative's Warrant or the Warrant Agreement or its performance hereunder and thereunder, its consummation of the transactions contemplated hereby and thereby, or the conduct of its business as described in the Registration Statement, the Prospectus, and any amendments or supplements thereto, conflicts with or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under or results or will result in the creation or imposition of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever upon any property or assets (tangible or intangible, including, without limitation, any rights with respect to intellectual property) of the Company pursuant to the terms of, (A) the Memorandum of Association or the Articles of Association, each as the same may have been amended from time to time (respectively, the

      "Memorandum" and the "Articles"), (B) any license, patent or patent application, contract, indenture, mortgage, deed of trust, voting trust agreement, shareholders' agreement, note, loan or credit agreement or any other agreement or instrument to which the Company is a party or by which it is or may be bound or to which any of its properties or assets (tangible or intangible) is or may be subject, or any indebtedness, or (C) any statute, judgment, decree, order, rule or regulation applicable to the Company of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, having jurisdiction over the Company or any of its activities or properties, in each case except for conflicts, breaches, violations, defaults, or impositions which do not and would not, individually or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs, position, shareholders' equity, value, operation, properties, business or results of operations of the Company.

            (xii) No consent, approval, authorization or order of, and no filing with, any court, regulatory body, government or administrative agency or other body, domestic or foreign, is required for the issuance of any securities pursuant to the Prospectus or the Registration Statement, this Agreement, the Representative's Warrant or the Warrant Agreement, the execution, delivery or performance of this Agreement, the Representative's Warrant or the Warrant Agreement, or the transactions contemplated hereby or thereby, including, without limitation, any waiver of any preemptive right, right of first refusal or other right that any entity or individual may have with respect to the issuance and/or sale of any Securities, except such as have been or may be obtained under the Act or may be required under state securities or Blue Sky laws in connection with the Underwriters' purchase and distribution of the Securities and the purchase by the Representative (and/or any of the Underwriters) of the Representative's Warrant and the underlying Shares and Warrants to be issued and sold by the Company hereunder and thereunder.


            (xiii) All executed agreements, contracts or other documents or copies of executed agreements, contracts or other documents filed as exhibits to the Registration Statement to which the Company is a party or by which it may be bound or to which its assets, properties or business may be subject have been duly and validly authorized, executed and delivered by the Company and constitute the legal, valid and binding obligations and agreements of the Company, enforceable against the Company in accordance with their respective terms. The descriptions in the Registration Statement of agreements, contracts, licenses, patents and patent applications, other documents, statutes and regulations are accurate and fairly present the information required to be shown with respect thereto by Form F-1; there are no contracts, other documents or arrangements which are required by the Act to be described and/or filed as exhibits to the Registration Statement which are not described or filed as required; and the exhibits which have been filed are complete and correct copies of the documents of which they purport to be copies.


            (xiv) Subsequent to the respective dates as of which information is set forth in the Registration Statement and Prospectus, and except as may otherwise be indicated or contemplated herein or therein, the Company has not (A) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, (B) entered into any transaction other than in the ordinary course of business, or (C) declared or paid any dividend or made any other distribution of or in respect of its capital stock of any class, and there has not been any change in the capital stock, or any change in the debt (long or short term) or liabilities of the Company or any material change in or affecting the business affairs or prospects, management, shareholders' equity, properties, business, financial operations or assets (tangible or intangible) of the Company.

            (xv) No default exists in the due performance and observance of any term, covenant or condition of any license, contract, indenture, mortgage, installment sale agreement, lease, deed of trust, voting trust agreement, shareholders agreement, partnership agreement, note, loan or credit agreement, purchase order, or any other material agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company is a party or by which the Company or any of its assets is or may be bound or to which the property or assets (tangible or intangible) of the Company is subject or affected, which default would have a material adverse effect on the condition, financial or otherwise, earnings, business affairs, position, shareholders' equity, value, operation, properties (tangible or intangible), business or results of operations of the Company.

            (xvi) The Company has generally enjoyed a satisfactory employer-employee relationship with its employees and is in compliance in all material respects with all federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours. There are no pending investigations involving the Company by the U.S. Department of Labor or any other governmental or administrative agency responsible for the enforcement of such federal, state, local, or foreign laws and regulations. There is no unfair labor practice charge or complaint against the Company pending before the National Labor Relations Board or any strike, picketing, boycott, dispute, slowdown or stoppage pending or threatened against or involving the Company or any predecessor entity, and none has ever occurred. No question exists as to representation with respect to the employees of the Company and no bargaining agreement or modification thereof is currently being negotiated by the Company. No grievance or arbitration proceeding is pending under any expired or existing bargaining agreement of the Company. No labor dispute exists with any employee of the Company, or, to the knowledge of the Company, is imminent.

            (xvii) Except as described in the Prospectus, the Company does not maintain, sponsor or contribute to any program or arrangement that constitutes an "employee pension benefit plan," an "employee welfare benefit plan," or a "multiemployer plan" as such terms are defined in Sections 3(2), 3(1) and 3(37), respectively, of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (collectively, "ERISA Plans"). The Company does not now maintain or contribute to, nor has it at any time maintained or contributed to, any "defined benefit plan," as defined in Section 3(35) of ERISA. No ERISA Plan (or any trust created thereunder) has engaged in a "prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975 of the Code which could subject the Company to any tax penalty on prohibited transactions and which has not adequately been corrected. Each ERISA Plan is in compliance with all material reporting, disclosure and other requirements of the Code and ERISA as they relate to such ERISA Plan. Determination letters have been received from the Internal Revenue Service with respect to each ERISA Plan which is intended to comply with Code Section 401(a) stating that such ERISA Plan and the attendant trust are qualified thereunder. The Company has never completely or partially withdrawn from a "multiemployer plan."

            (xviii) Neither the Company nor any of its employees, directors, shareholders, nor any affiliate (as defined in the Rules and Regulations) of any of the foregoing has taken or will take, directly or indirectly, any action designed to or which has constituted or will constitute or which might be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities or otherwise.

            (xix) None of the patents, patent applications, service marks, trademarks, trade names, copyrights, licenses, technology, know-how and any other rights with respect to any of the foregoing or any other intellectual property rights currently owned, licensed or held by the Company is in dispute or is in any conflict with the rights of any other person or entity. The Company (A) owns or has the license or other right to use, free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions or equities of any kind whatsoever, all patents, trademarks, service marks, trade names, copyrights, technology, know-how, any licenses and all other rights with respect to the foregoing, used in the conduct of its business as now conducted or proposed to be conducted without infringing upon or otherwise adversely affecting any right or claimed right of any individual or entity under or with respect to any of the foregoing, and (B) except as set forth in the Prospectus, is not obligated nor does it have any liability whatsoever to make any payments by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any patent, trademark, service mark, trade name, copyright, know-how, technology or other intellectual property right or intangible asset with respect to the use thereof or in connection with the conduct of the Company's business or otherwise.

            (xx) The Company has not received any notice of infringement of or conflict with asserted right(s) of others with respect to any patent, patent application, technology, know-how, trademark, service mark, trade name, copyright, application or license for any of the foregoing or other intellectual property right or intangible asset used or held for use by the Company in connection with the conduct of its business which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, might have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs, position, prospects, value, operations, properties, business or results of operations, shareholders' equity, financial operations, properties or assets (tangible or intangible) of the Company.

            (xxi) The Company has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property stated in the Prospectus to be owned or leased by it, free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions or equities of any kind whatsoever, except those referred to in the Prospectus and liens for taxes not yet due and payable.

            (xxii) Coopers & Lybrand, Certified Public Accountants, whose report is filed with the Commission as a part of the Registration Statement, are independent certified public accountants as required by the Act and the Rules and Regulations.

            (xxiii) The Company has caused to be duly executed legally binding and enforceable agreements pursuant to which each of its officers, directors, any person or entity deemed to be an affiliate of the Company and any shareholders of the Company has each agreed not to, directly or indirectly, offer to sell, sell, grant any option for the sale of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of any Shares or other securities of the Company (either pursuant to Rule 144 or Regulation S of the Rules and Regulations or otherwise) or dispose of any beneficial interest therein for a period of not less than 18 months following the Effective Date of the Registration Statement without the prior written consent of the Representative, and any Share or other security of the Company which has been issued and is outstanding on the Effective Date and is to be sold or otherwise disposed of pursuant to Rule 144, Regulation S or otherwise with the consent of the Representative shall only be sold or otherwise disposed of through the Representative. The Company shall cause the Transfer Agent, as defined below, to affix an appropriate legend on the face of stock certificates representing all such Shares and other securities and to issue "stop transfer" orders with respect to all such Shares and other securities to the Transfer Agent.

            (xxiv) There are no claims, payments, issuances, arrangements or understandings, whether oral or written, for services in the nature of a finder's or origination fee with respect to the sale of the Securities hereunder or any other arrangements, agreements, understandings, payments or issuance with respect to the Company, or any of its officers, directors, shareholders, partners, employees or affiliates that may affect the Underwriters' compensation, as determined by the National Association of Securities Dealers, Inc. ("NASD") except the obligation to pay the sum of $20,000 to D.H. Blair Investment Banking Corp. and/or any of its affiliates. The Company acknowledges that the Representative and each of the Underwriters will compensate any of their respective personnel who may have acted in such capacities as the Representative and the Underwriters shall determine in their sole discretion.


            (xxv) The Shares, the Warrants, the Warrant Shares and the Representative's Securities have been approved for quotation on the Nasdaq SmallCap Market and, upon notice of issuance, listing on the Boston Stock Exchange (the "BSE").

            (xxvi) Neither the Company, nor any of its officers, employees, agents or any other person acting on behalf of the Company has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency (domestic or foreign) or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company (or assist the Company in connection with any actual or proposed transaction) which (A) might subject the Company, or any other person to any damage or penalty in any civil, criminal or governmental litigation or proceeding (domestic or foreign),
      (B) if not given in the past, might have had a materially adverse effect on the assets (tangible or intangible), business, operations or prospects of the Company, or (C) if not continued in the future, might adversely affect the assets (tangible or intangible), business, operations or prospects of the Company. The Company's internal accounting controls are sufficient to cause the Company to comply with the Foreign Corrupt Practices Act of 1977, as amended.

            (xxvii) Except as set forth in the Prospectus, no officer, director, or shareholder of the Company, or any "affiliate" or "associate" (as such terms are defined in Rule 405 promulgated under the Rules and Regulations) of any of the foregoing persons or entities has or has had, either directly or indirectly, (A) any interest in any person or entity which (1) furnishes or sells services or products which are furnished or sold or are proposed to be furnished or sold by the Company, or (2) purchases from or sells or furnishes to the Company any goods or services, or (B) any interest as a beneficiary of any contract or agreement to which the Company is a party or by which it may be bound or affected. Except as set forth in the Prospectus under the heading "Certain Transactions," there are no existing agreements, arrangements, understandings or transactions, or proposed agreements, arrangements, understandings or transactions, between or among the Company, and any officer, director, Principal Shareholder (as such term is defined in the Prospectus) of the Company, or any partner, affiliate or associate of any of the foregoing.

            (xxviii) Any certificate signed by any officer of the Company and delivered to the Representative, the Underwriters or to Fischbein Badillo Wagner Harding ("Underwriters' Counsel") shall be deemed a representation and warranty by the Company to the Representative and the Underwriters as to the matters covered thereby.

            (xxix) The minute books of the Company have been made available to the Representatives, the Underwriters and Underwriters' Counsel, contain a complete summary of all meetings and actions of the directors and shareholders of the Company since the time of its formation, and reflect all transactions referred to in such minutes accurately in all material respects.

            (xxx) Except and to the extent described in the Prospectus, (A) no holders of any securities of the Company or of any options, warrants or other convertible or exchangeable securities of the Company have the right to include any securities issued by the Company in the Registration Statement or any registration statement under the Act, and (B) no individual or entity holds any anti-dilution rights with respect to any securities of the Company.

            (xxxi) As of the Effective Date, the Company has: (A) entered into an employment agreement with each of Messrs. Kanarick and ____________ on terms and conditions satisfactory to the Representative; (B) purchased "Key-Man" life insurance on the lives of each Messrs. Kanarick and ______________ pursuant to insurance policies, in an amount not less than $1 million each, which name the Company as the sole beneficiary thereof on terms and conditions satisfactory to the Representative; and (C) purchased director and officer liability insurance and general liability insurance on terms and in amounts acceptable to the Underwriters; as of the date of the initial filing of the Registration Statement with the Commission, engaged the services of a financial public relations firm on terms approved by the Representative.

            (xxxii) The Company has entered into the Warrant Agreement with Continental Stock Transfer and Trust Company with respect to the Warrants, which Agreement is substantially in the form filed as Exhibit 4.3 to the Registration Statement.

            (xxxiii) Immediately prior to the Effective Date, there shall be no more than an aggregate of 5,000,000 Shares issued and outstanding, (A) including any and all (i) securities with rights equivalent to those of the Shares, (ii) Shares or such equivalent securities issuable upon the exercise of options, warrants and other contract rights and (iii) securities convertible directly or indirectly into Shares or such equivalent securities, but (B) excluding Shares issuable pursuant to (i) the Representative's Warrant, (ii) the Company's 1998 Stock Option Plan and (iii) the private placement of notes and warrants of the Company completed in February 1998.

      2.    Purchase, Sale and Delivery of Securities.

      (a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter, severally and not jointly, agrees to purchase from the Company at a price of $4.50 per Unit (the "Purchase Price"), such number of Firm Units as is set forth in Schedule A opposite such Underwriter's name, subject to such adjustments as the Representative in its sole discretion shall make to eliminate any sales or purchases of fractional shares, plus any additional number of Firm Units which such Underwriter may become obligated to purchase pursuant to the terms of
Section 11 hereof.

      (b) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase all or any part of an additional 300,000 Units at the Purchase Price (the "Over-Allotment Option"). The Over-Allotment Option granted hereby shall expire 45 days following the Effective Date and may be exercised in whole or in part from time to time upon notice by the Representative to the Company setting forth the number of Over-Allotment Units as to which the several Underwriters are then exercising the Over-Allotment Option and the time and date of payment and delivery for any such Over-Allotment Units. Any such time and date of delivery (an "Over-Allotment Closing Date") shall be determined by the Representative, but shall not be later than seven full business days following exercise of the Over-Allotment Option nor in any event prior to the Closing Date (as hereinafter defined), unless otherwise agreed by the Representative and the Company. Nothing herein contained shall obligate the Underwriters or the Representative to make any over-allotments. No Over-Allotment Units shall be delivered unless the Firm Units shall have been theretofore or are simultaneously delivered as herein provided.

            (c) Payment of the Purchase Price of, and delivery of certificates evidencing, the Firm Units shall be made at the offices of RAS Securities Corp. at 50 Broadway, New York, New York 10004 (the "RAS Offices"), or at such other place designated by the Representative. Such delivery and payment shall be made at 10:00 a.m. (New York City time) on ____________, 199__ or at such other time and date agreed upon by the Representative and the Company, but no less than three (3) nor more than ten (10) full business days following the Effective Date (such time and date of payment and delivery of the Firm Units, the "Closing Date"). In the event that any or all of the Over-Allotment Units are purchased by the Representative and/or the Underwriters, payment of the Purchase Price of and delivery of certificates for such Over-Allotment Units shall be made at each Over-Allotment Closing Date at the RAS Offices or at such other place designated by the Representative by notice to the Company. Delivery of the certificates for the Firm Units and the Over-Allotment Units, if any, shall be made to the Underwriters against payment by the Underwriters, severally and not jointly, of the Purchase Price of the Firm Units and the Over-Allotment Units, if any, to the order of the Company in New York Clearing House Funds. In the event that the Over-Allotment Option is exercised, each of the Underwriters, acting severally and not jointly, shall purchase that portion of the total number of Over-Allotment Units then being purchased which the number of Firm Units set forth in Schedule A hereto opposite the name of such Underwriter bears to the total number of Firm Units, subject in each case to such adjustments as the Representative shall make in its sole discretion to eliminate any sales or purchases of fractional shares or otherwise. Certificates representing the Firm Units and the Over-Allotment Units, if any, shall be in definitive, fully registered form, shall bear no restrictive legends and shall be in such denominations and registered in such names as the Representative and the Underwriters may request in writing at least two (2) business days prior to Closing Date or the relevant Over-Allotment Closing Date, as the case may be. The certificates representing the Firm Units and the Over-Allotment Units, if any, shall be made available to the Representative at such office or such other place as the Representative may designate for inspection and delivery no later than 9:30 a.m. on the last business day prior to Closing Date or the relevant Over-Allotment Closing Date, as the case may be.

      (d) On the Closing Date, the Company shall issue and sell to the Representative the Representative's Warrant, entitling the holders thereof to purchase 200,000 units, at a purchase price of $.001 per unit. Each unit shall be identical to the Units and shall be exercisable for $6.00 per unit (or 120% of the offering price per Unit) for a period of four years commencing one year from the Closing Date. The Representative's Warrant shall be substantially in the form filed as Exhibit 4.2 to the Registration Statement. The holder(s) of the Representative's Warrant and the Representative's Securities shall have "piggy-back" and demand registration rights for periods of seven and five years, respectively, from the Closing Date (as herein defined) as set forth in the Representative's Warrant. Payment for the Representative's Warrant shall be made on the Closing Date.


      3. Public Offering of the Units. As soon after the Effective Date as the Representative deems advisable, the Underwriters shall make a public offering of the Firm Units and such number of Over-Allotment Units as they may determine (other than to residents of, or in any jurisdiction in which, qualification of the Units is required and has not become effective) at the price and upon the other terms set forth in the Prospectus. The Representative may from time to time increase or decrease the public offering price after distribution of the Units has been completed to such extent as the Representative deems advisable in the exercise of its sole discretion. The Underwriters may enter into one or more agreements as the Underwriters in their sole discretion deem advisable, with one or more broker-dealers who shall act as dealers in connection with such public offering. Investors in the public offering shall be required to purchase one Unit or multiples thereof. The Securities comprising each Unit shall, however, be immediately separable and tradeable upon issuance and shall not be registered or listed for trading on any exchange as units.

      4. Covenants and Agreements of the Company. The Company covenants and agrees with the Representative and each of the Underwriters as follows:

      (a) The Company shall use its best efforts to cause the Registration Statement and any amendments thereto to become effective as promptly as practicable (such Registration Statement to be in form and substance satisfactory to the Representative and

Underwriters' Counsel); the Company shall not, at any time, whether before or after the Effective Date, file any amendment to the Registration Statement or supplement to the Prospectus or file any document under the Act or the Exchange Act before termination of the offering of the Units by the Underwriters (i) unless the Company shall have previously advised the Representative and Underwriters' Counsel and furnished the Representative and Underwriters' Counsel with copies thereof or (ii) to which the Representative shall have objected or
(iii) which is not in compliance with the Act, the Rules and Regulations, or the Exchange Act.



      (b) As soon as the Company is advised or has knowledge thereof, the Company shall advise the Representative and confirm by notice in writing, the following: (i) the date on which the Registration Statement, as amended, becomes effective, if the provisions of Rule 430A promulgated under the Act are to be relied upon; (ii) the date on which the Prospectus is filed in accordance with said Rule 430A; (iii) the date on which any post-effective amendment to the Registration Statement becomes effective; (iv) the issuance by the Commission of any stop order or of the initiation or threat of any proceeding suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of the Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto, or the institution of proceedings for that purpose; (v) the issuance by the Commission or by any state securities commission of any proceedings for the suspension of the qualification of any of the Securities for offering or sale in any jurisdiction or the initiation or threat of any proceeding for that purpose; (vi) the receipt of any comments from the Commission; and (vii) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information. If the Commission or any state securities commission or authority enters a stop order or suspends such qualification at any time, the Company shall make every effort to secure promptly the lifting of such order or suspension.

      (c) The Company shall file the Prospectus (in form and substance satisfactory to the Representative and Underwriters' Counsel) or transmit the Prospectus by a means reasonably calculated to result in filing with the Commission pursuant to Rule 424(b)(1) (or, if applicable and if consented to by the Representative, pursuant to Rule 424(b)(47)) not later than the Commission's close of business on the earlier of (i) the second business day following the execution and delivery of this Agreement and (ii) the fifth business day after the Effective Date.

      (d) The Company shall: (i) give notice to the Representative of the Company's intent to file or prepare any amendment to the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus (including any revised prospectus which the Company proposes for use by the

Underwriters in connection with the offering of any Securities which differs from the corresponding prospectus on file with the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the Rules and Regulations);
(ii) shall furnish the Representative with copies of any such amendment or supplement within a reasonable amount of time prior to such proposed filing or use, as the case may be; and (iii) shall not file any such prospectus to which the Representative or Underwriters' Counsel shall reasonably object.

      (e) The Company shall take all action, in cooperation with the Representative, at or prior to the Effective Date, to qualify the Units for offering and sale under the securities laws of such jurisdictions as the Representative may designate to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution thereof and shall make such applications, file such documents and furnish such information as may be required for such purpose; provided, however, that the Company shall not be required to qualify as a foreign corporation in any such jurisdiction. In each jurisdiction where such qualification will be effected, the Company shall, unless the Representative agrees that such action is not necessary or advisable at the time, use all reasonable efforts to file and make such statements or reports at such times as are or may reasonably be required by the laws of such jurisdiction to continue such qualification. It is agreed that Underwriters' Counsel (or its designees) shall perform all such required Blue Sky legal services.

      (f) During the time when a prospectus is required to be delivered under the Act, the Company shall use all reasonable efforts to comply with all requirements imposed upon it by the Act and the Exchange Act, as now and hereafter amended, or by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and the Preliminary Prospectus or the Prospectus, or any amendments or supplements thereto. If at any time when a prospectus relating to any Securities is required to be delivered under the Act, any event shall have occurred, as a result of which, in the reasonable opinion of counsel to the Company or Underwriters' Counsel, the Prospectus, as then amended or supplemented, includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act or any of the Rules and Regulations, the Company shall notify the Representative promptly and prepare and file with the Commission an appropriate amendment or supplement in accordance with Section 10 of the Act, each such amendment or supplement to be satisfactory to Underwriters' Counsel, and the Company shall furnish to the Underwriters copies of such amendment or supplement as soon as available and in such quantities as the Underwriters may request.

      (g) As soon as practicable, but in any event not later than 45 days following the 12-month period which begins on the first day immediately following the last day of the fiscal quarter of the Company during which the Effective Date falls (or 90 days in the event that the last day of such fiscal quarter is also the last day of the Company's fiscal year), the Company shall make generally available to its security holders, in the manner specified in Rule 158(b) of the Rules and Regulations, and to the Representative, an earnings statement which shall be in the detail required by, and shall otherwise comply with, the provisions of Section 11(a) of the Act and Rule 158(a) of the Rules and Regulations, which statement need not be audited unless required by the Act, covering a period of at least 12 consecutive months following the Effective Date.

      (h) During a period of seven years after the date hereof, the Company shall furnish to its shareholders, as soon as practicable, annual reports (including financial statements audited by independent public accountants) and unaudited quarterly reports of earnings, and shall deliver to the
Representative:

            (i) concurrently with furnishing such quarterly reports to its shareholders, statements of income of the Company for each quarter in the form furnished to the Company's shareholders and certified by the Company's principal financial or accounting officer;

            (ii) concurrently with furnishing such annual reports to its shareholders, a balance sheet of the Company as at the end of the preceding fiscal year, together with statements of operations, shareholders' equity, and cash flows of the Company for such fiscal year, accompanied by a copy of the certificate thereon of independent certified public accountants;

            (iii) as soon as they are available, copies of all reports (financial or other) mailed to shareholders;

            (iv) as soon as they are available, copies of all reports and financial statements furnished to or filed with the Commission, the NASD or any securities exchange;

            (v) every press release and every material news item or article of interest to the financial community in respect of the Company or its affairs which was released or prepared by or on behalf of the Company; and

            (vi) any additional information of a public nature concerning the Company (and any future subsidiaries of the Company) or its or their business(es) which the Representative may reasonably request. During such seven-year period, if the

      Company has active subsidiaries, the foregoing financial statements shall be on a consolidated basis to the extent that the accounts of the Company and its subsidiaries are consolidated and shall be accompanied by similar financial statements for any significant subsidiary which is not so consolidated.

      (i) The Company shall maintain a Transfer Agent, counsel, accounting firm, financial printer, a public relations firm and a registrar (which may be the Transfer Agent) for its Units, Shares, Warrants, Warrant Shares and other Securities, all of whom shall be reasonably acceptable to the Representative. Such Transfer Agent shall, for a period of five years following the Closing Date, deliver to the Representative the monthly securities position of the Company's shareholders of record.

      (j) The Company shall furnish to the Representative or on the Representative's order, without charge, at such place as the Representative may designate, copies of each Preliminary Prospectus, the Registration Statement, any pre-effective or post-effective amendments thereto (two of each shall be signed and include all financial statements and exhibits), the Prospectus and all amendments and supplements thereto, including any Prospectus or prospectus prepared after the effective date of the Registration Statement, in each case as soon as available and in such quantities as the Representative may reasonably request.



      (k) On or before the Effective Date, the Company shall provide the Representative with true and correct copies of duly executed, legally binding and enforceable agreements pursuant to which, for a period of not less than 18 months following the Effective Date, each holder of securities issued by the Company and outstanding at the Effective Date of the Registration Statement (excluding the Selling Securityholders' Securities (as defined in the Prospectus, but including all other securities convertible into or exercisable for Shares) agrees that such holder shall not, directly or indirectly, issue, offer to sell, sell, grant an option for the sale of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of any of such securities (pursuant to Rule 144 or Regulation S of the Rules and Regulations or otherwise) or dispose of any beneficial interest therein without the prior written consent of the Representative (collectively, the "Lock-up Agreements"). The Lock-Up Agreements shall also provide that any Securities that may be sold pursuant to Rule 144 or Regulation S with the Representative's consent shall be executed through the Representative. During the two-year period commencing with the Effective Date, the Company shall not issue any securities under Regulation S and shall not, without the prior written consent of the Representative, sell, contract or offer to sell, issue, transfer, assign, pledge, distribute, or otherwise dispose of, directly or indirectly, any debt security of the Company or any Shares, issue any preferred Stock of the Company or any options, rights or warrants with respect to any shares of preferred stock of the Company or any Shares (other than any Warrant Shares with respect to the Warrants and the Representative's Warrant). On or before the Closing Date, the Company shall deliver instructions to the Transfer Agent authorizing it to place appropriate legends on the certificates representing the securities subject to the Lock-up Agreement and to place appropriate stop transfer orders on the Company's ledgers.

      (l) Neither the Company, nor any of its officers, directors, shareholders or affiliates (within the meaning of the Rules and Regulations) shall, directly or indirectly, take any action designed to or which might in the future reasonably be expected to cause or result in stabilization or manipulation of the price of any securities of the Company.

      (m) The Company shall apply the net proceeds from the sale of the Securities in the manner, and subject to the conditions, set forth under "Use of Proceeds" in the Prospectus. No portion of the net proceeds shall be used, directly or indirectly, to acquire any securities issued by the Company.

      (n) The Company shall timely file all such reports, forms or other documents as may be required (including, but not limited to, a Form SR as may be required pursuant to Rule 463 under the Act) from time to time, under the Act, the Exchange Act or the Rules and Regulations, and all such reports, forms and documents filed shall comply as to form and substance with the applicable requirements under the Act, the Exchange Act and/or the Rules and Regulations.

      (o) The Company shall furnish to the Representative as early as practicable prior to each of the date hereof, the Closing Date and each Over-Allotment Closing Date, if any, but no later than two (2) full business days prior thereto, a copy of the latest available unaudited interim financial statements of the Company (which in no event shall be as of a date more than thirty (30) days prior to the date of the Registration Statement) which have been read by the Company's independent public accountants, as stated in their letters to be furnished pursuant to Section 6(j) hereof.

      (p) The Company shall cause the Shares, the Shares, the Warrants, the Warrant Shares and the Securities included in the Over-Allotment Units to be listed on the Nasdaq SmallCap Market and the BSE. For a period of seven (7) years from the date hereof, the Company shall use its best efforts to maintain such listings of Securities to the extent any of the same is outstanding.

      (q) For a period of five (5) years from the Closing Date, the Company shall furnish to the Representative at the Representative's request and at the Company's sole expense, (i) a list of holders of all of the Company's securities and (ii) a Blue Sky "Trading Survey" for secondary sales of the Company's securities prepared by counsel to the Company.

      (r) The Company shall, as soon as practicable, but (i) in no event more than five business days prior to the Effective Date, file a Form 8-A with the Commission providing for the registration under the Exchange Act of the Securities and (ii) in no event more than 30 days after the Effective Date, take all necessary and appropriate actions to be included in Standard and Poor's Corporation Descriptions and Moody's Manual in order to satisfy the requirements for a "manual exemption" in those states where available and to maintain such inclusion for as long as any of the Securities is outstanding.

      (s) Until the completion of the distribution of the Securities, the Company shall not, without the prior written consent of the Representative and Underwriters' Counsel, issue, directly or indirectly any press release or other communication or hold any press conference with respect to the Company or its activities or the offering contemplated hereby, other than trade releases with respect to the Company's operations issued in the ordinary course of the Company's business consistent with past practices.

      (t) For a period of three (3) years after the Effective Date, the Representative shall have the right to designate, one (1) individual for election to the Company's Board of Directors ("Board"), and the Company shall cause such individual to be elected to the Board. In the event the Representative shall not have designated such individual at the time of any meeting of the Board or such person is unavailable to serve, the Company shall notify the Representative of each meeting of the Board and an individual designated by the Representative shall be permitted to attend all meetings of the Board and to receive all notices and other correspondence and communications sent by the Company to members of the Board. Such individual or the Representative's designee for election to the Board shall be reimbursed for all out-of-pocket expenses incurred in connection with his or her service on, or attendance at meetings of, the Board. The Company shall provide its outside directors with compensation in the form of cash and/or options with respect to its Shares as deemed appropriate and customary for similar companies. Such individual or designee shall receive all notices and other correspondence and communications sent by the Company to Board members.

      (u) The Company hereby grants to the Representative a right of first refusal, on the terms and subject to the conditions set forth in this paragraph, for a period of three years from the Effective Date, to purchase for its account or to sell for the account of either the Company or any of its current or future subsidiaries, any securities of either the Company or any of its present or future subsidiaries, with respect to which the Company or any of its present or future subsidiaries may seek a public or private or offering or sale. For a period of three years from the Effective Date, the Company shall consult and shall cause such present or future subsidiaries to consult with the Representative with regard to any such offering or placement and shall offer or cause any of its current or future subsidiaries to offer to the Representative the opportunity, on terms not more favorable to the Company or such current or future subsidiary than they can secure elsewhere, to purchase, offer for sale and/or sell any such securities. If the Representative fails to accept in writing such proposal made by the Company or any of its current or future subsidiaries within fifteen business days after receipt of written notice containing such offer, then the Representative shall have no further claim or right with respect to the proposal contained in such notice. If, thereafter, such proposal is materially modified, the Company shall again consult and cause each current or future subsidiary to consult with the Representative in connection with such modification and shall in all respects have the same obligations and adopt the same procedures with respect to such proposal as are provided hereinabove with respect to the original proposal.

      (v) For a period equal to the lesser of (i) seven (7) years from the date hereof and (ii) the date of the sale to the public of the securities issuable upon exercise of the Representative's Securities, the Company shall not take any action or actions which may prevent or disqualify the Company's use of any form otherwise available for the registration under the Act of the securities issuable upon exercise of the Representative's Securities.

      (w) Commencing one year from the date hereof, the Company shall pay the Representative a commission equal to five percent (5%) of the exercise price of the Warrants, payable on the date of the exercise thereof on terms provided in the Warrant Agreement. The Company shall neither solicit the exercise of the Warrants other than through the Representative nor authorize any other dealer or engage in such solicitation without the Representative's prior written consent. The Representative shall not receive any fee for Warrants voluntarily exercised without solicitation by the Representative.

      (x) On or before the Effective Date, the Company shall have retained a financial public relations firm reasonably satisfactory to the Representative, which shall be continuously engaged from such engagement date to a date twelve
(12) months from the Closing Date.

      5.    Payment of Expenses.

      (a) The Company hereby agrees to pay on each of the Closing Date and each Over-Allotment Closing Date (to the extent not paid at the Closing Date) all expenses and fees (other than fees of Underwriters' Counsel, except as provided below in clause (iv) of this paragraph) incident to the performance of the obligations of the Company under this Agreement, the Representative's Warrant and the Warrant Agreement including, without limitation,

(i) the fees and expenses of accountants and counsel for the Company, (ii) all costs and expenses incurred in connection with the preparation, duplication, printing (including mailing and handling charges), filing, delivery and mailing (including the payment of postage with respect thereto) of the Registration Statement, the Preliminary Prospectus and the Prospectus and any amendments and supplements thereto and the printing, mailing (including the payment of postage with respect thereto) and delivery of this Agreement, the Representative's Warrant, the Warrant Agreement, and related documents, including the cost of all copies thereof and of the Preliminary Prospectuses, the Prospectus and any amendments or supplements thereto supplied to the Underwriters and such dealers as the Underwriters may request, in quantities as hereinabove stated, (iii) the printing, engraving, issuance and delivery of the Securities, including, but not limited to, (A) the purchase of the Securities by the Underwriters and the purchase of the Representative's Warrant by the Representative from the Company,
(B) the performance by the Company of any of its obligations under this Agreement, the Representative's Warrant and the Warrant Agreement, and (C) resale of the Securities by the Underwriters in connection with the distribution contemplated hereby, (iv) the qualification of the Securities under state or foreign securities or "Blue Sky" laws and determination of the status of such securities under legal investment laws, including the costs of printing and mailing the "Preliminary Blue Sky Memorandum", the "Supplemental Blue Sky Memorandum" and the "Legal Investment Survey," if any, and disbursements and fees of counsel in connection therewith, provided, however, that the Company's obligation with respect to such "Blue Sky" fees and disbursements of Underwriters' Counsel shall not exceed $25,000, (v) advertising costs and expenses, including, but not limited to, costs and expenses in connection with the "road show," information meetings and presentations, bound volumes and prospectus memorabilia and a "tombstone," in the Wall Street Journal and other appropriate publications, (vi) costs, fees and expenses in connection with due diligence investigations, including, but not limited to, the costs of background checks on key management and/or personnel of the Company and the fees of any independent counsel or consultant retained, (vii) fees and expenses of the transfer agent, warrant agent, escrow agent, if any, and registrar, (viii) applications for assignments of a rating of the Securities by qualified rating agencies, (ix) the fees payable to the Commission, Nasdaq and the NASD, and (x) the fees and expenses incurred in connection with the listing of the Securities on the Nasdaq SmallCap Market, the BSE and any other exchange.


      (b) If this Agreement is terminated by the Underwriters in accordance with the provisions of Section 6, Section 10(a) or Section 12, the Company shall reimburse and indemnify the Representative for all of its actual out-of-pocket expenses, including the fees and disbursements of Underwriters' Counsel (and in addition to fees and expenses of Underwriter's Counsel incurred pursuant to
Section 5(a)(iv) above for which the Company shall remain liable), provided, however, that in the event of a termination pursuant to Section 10(a) hereof, such obligation of the Company shall not exceed $50,000.

      (c) The Company further agrees that, in addition to the expenses payable pursuant to subsections (a) of this Section 5, it shall pay to the Representative on the Closing Date, by certified or bank cashier's check, or, at the election of the Representative, by deduction from the proceeds of the offering contemplated herein, a non-accountable expense allowance equal to three percent (3%) of the gross proceeds received by the Company from the sale of the Firm Units, of which $50,000 [has been paid]. In the event the Representative elects to exercise the Over-Allotment Option, the Company further agrees to pay to the Representative, on each Over-Allotment Closing Date (by certified or bank cashier's check or, at the Representative's election, by deduction from the proceeds of the offering), a non-accountable expense allowance equal to three percent (3%) of the gross proceeds received by the Company from the sale of the relevant Over-Allotment Units.

      (d) Neither the Underwriters nor the Representative shall not be responsible for any expense of the Company or others or for any charge or claim related to the offering contemplated herein the event that the sale of the Securities as herein contemplated is not consummated.

      6. Conditions of the Underwriters' Obligations. The obligations of the Underwriters hereunder shall be subject to the continuing accuracy of the representations and warranties of the Company contained herein as of the date hereof and as of the Closing Date and each Over-Allotment Closing Date, if any, as if they had been made on and as of the date hereof, the Closing Date and each Over-Allotment Closing Date, as the case may be; the accuracy on and as of the Closing Date or Over-Allotment Closing Date, if any, of the statements of the officers of the Company made pursuant to the provisions hereof; and the performance by the Company on and as of the Closing Date and each Over-Allotment Closing Date, if any, of its covenants and obligations hereunder and to the following further conditions:

      (a) The Registration Statement, which shall be in form and substance satisfactory to the Representative and Underwriters' Counsel, shall have become effective no later than 12:00 p.m., New York time, on the date of this Agreement or such later date and time as shall be consented to in writing by the Representative, and, at the Closing Date and each Over-Allotment Closing Date, if any, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for such purpose shall have been instituted or shall be pending or contemplated by the Commission and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of Underwriters' Counsel. If the Company has elected to rely upon Rule 430A of the Rules and Regulations, the price of the Units and any price-related information previously omitted from the effective Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the Rules and Regulations within the prescribed time period, and the Company shall have provided evidence satisfactory to the Representative prior to the Closing Date, of such timely filing or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A of the Rules and Regulations.

      (b) The Representative shall not have advised the Company that the Registration Statement or any amendment thereto contains any untrue statement of fact which, in the opinion of the Representative or Underwriters' Counsel, is material, or omits to state a fact which, in the opinion of the Representative or Underwriters' Counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the Prospectus or any supplement thereto contains any untrue statement of fact which, in the opinion of the Representative or Underwriter's Counsel opinion, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

      (c) On or prior to the Closing Date, the Representative shall have received from the Company's counsel such opinion or opinions with respect to the organization of the Company, the validity of the Securities, and the Representative's Warrants and the Representative's Securities, the Registration Statement, the Prospectus and other related matters as the Representative may request, and Underwriters' Counsel shall have received such papers and information as they request to enable them to pass upon such matters.

      (d) On the Closing Date, the Underwriters shall have received the favorable opinion of Morrison Cohen Singer & Weinstein, LLP, counsel to the Company, dated the Closing Date, addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel, to the effect that:

            (i) the Company (A) has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, has all requisite corporate power and authority, and has obtained any and all authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental or regulatory officials and bodies (including, without limitation, those having jurisdiction over environmental or similar matters), relating to the ownership or leasing of its properties and the conduct of its business as described in the Prospectus; the Company is duly qualified and licensed and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations requires such qualification or licensing; to such counsel's knowledge, the Company has not received any notice of proceedings relating to the revocation or modification of any such authorization, approval, order, license, certificate, franchise, or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the business, operations, condition, financial or otherwise, or the earnings, business affairs or prospects, properties, business, any intellectual property rights or other assets or results of operations of the Company. The disclosures in the Registration Statement concerning the effects of federal, state, local and foreign laws, rules and regulations on the Company's business as currently conducted and as contemplated are true and correct in all material respects and do not omit to state a fact necessary to make the statements contained therein not misleading in light of the circumstances in which they are made.

            (ii) to such counsel's knowledge, the Company does not own an equity interest in any other corporation, partnership, joint venture, trust or other business entity;

            (iii) the Company has a duly authorized, issued and outstanding capitalization as set forth in the Prospectus and any amendment or supplement there to under the heading, "Capitalization," and to such counsel's knowledge, after due inquiry, the Company is not a party to nor is it bound by any instrument, agreement or other arrangement providing for it to issue any capital stock, rights, warrants, options or other securities, except for this Agreement, the Representative's Warrant, the Warrant Agreement and as described in the Prospectus. The Securities and all other securities issued or issuable by the Company conform in all material respects to all statements with respect thereto contained in the Registration Statement and the Prospectus. All issued and outstanding securities of the Company have been duly authorized and validly issued and are fully paid and non-assessable, and the holders thereof have no rights of rescission with respect thereto and are not subject to personal liability under the laws of Cyprus as currently in effect by reason of being such holders, and no securities have been issued by the Company in violation of the preemptive rights of any holder of any security of the Company. The Securities to be sold by the Company hereunder and under the Representative's Warrant and the Warrant Agreement are not and will not be subject to any preemptive or other similar rights of any shareholder, have been duly authorized and, when issued, paid for and delivered in accordance with the terms hereof, will be validly issued, fully paid and non-assessable and will conform to the description thereof contained in the Prospectus, the holders thereof will not be subject to any liability solely as such holders, all corporate action required to be taken for the authorization, issuance and sale of the Securities has been duly and validly taken, and the certificates representing the Securities are in due and proper form. The Warrants and the Representative's Warrants constitute the valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment therefor, the number and type of securities of the Company called for thereby. Upon the issuance and delivery of the Securities to be sold by the Company pursuant to this Agreement, the Underwriters and the Representative will acquire good and marketable title to the Securities free and clear of any pledge, lien, charge, claim, encumbrance, pledge, security interest or other restriction or equity of any kind whatsoever. No transfer tax is payable by or on behalf of the Underwriters or the Representative in connection with (A) the issuance by the Company of the Securities, (B) the purchase by the Underwriters and the Representative of the Securities from the Company, (C) the consummation by the Company of any of its obligations under this Agreement, or (D) resales of the Securities in connection with the distribution contemplated hereby.

            (iv) the Registration Statement is effective under the Act, and, if applicable, the filing of any unfavorable decision, ruling or finding, would materially adversely affect the business, operations, condition, financial or otherwise, or the earnings, business affairs or prospects, properties, business, assets (tangible or intangible) or results of operations of the Company. The disclosures in the Registration Statement concerning the effects of federal, state and local laws, rules and regulations on the Company's business as currently conducted and as contemplated are true and correct in all material respects and do not omit to state any fact necessary to make the statements contained therein not misleading in light of the circumstances in which they were made.

            (v) each of the Preliminary Prospectus, the Registration Statement and the Prospectus and any amendments or supplements thereto (other than the financial statements and other financial and statistical data included therein, as to which no opinion need be rendered) comply as to form in all material respects with the requirements of the Act and the Rules and Regulations.

            (vi) to the best of such counsel's knowledge: (A) there are no agreements, contracts or other documents required by the Act to be described in the Registration Statement or the Prospectus and filed as exhibits to the Registration Statement other than those described in the Registration Statement (or required to be filed under the Exchange Act if upon such filing they would be incorporated, in whole or in part, by reference therein), or the Prospectus, respectively, and filed as exhibits thereto, and the exhibits which have been filed are correct copies of the documents of which they purport to be copies;
      (B) the descriptions in the Registration Statement and the Prospectus and any supplement or amendment thereto of contracts and other documents to which the Company is a party or by which it is bound, [including any document to which the Company is a party or by which it is bound,] incorporated by reference into the Prospectus and any supplement or amendment thereto, are accurate in all material respects and fairly represent the information required to be shown under the Act and the Rules and Regulations thereunder; (C) there is not pending or threatened against the Company any action, arbitration, suit, proceeding, inquiry, investigation, litigation, governmental, administrative or other proceeding (including, without limitation, by any person or body having jurisdiction over environmental or similar matters), domestic or foreign, pending or threatened against (or circumstances that may give rise to the same), or involving the properties or business of the Company which (1) is required to be disclosed in the Registration Statement which is not so disclosed (and such proceedings as are summarized in the Registration Statement are accurately summarized in all respects), (2) questions the validity of the capital stock or any other Securities of the Company or this Agreement or of any action taken or to be taken by the Company pursuant to or in connection with any of the foregoing; (D) no statute or regulation or legal, governmental or administrative proceeding required to be described in the Prospectus is not described as required; and (E) except as disclosed in the Prospectus, there is no action, suit or proceeding pending or threatened against or affecting the Company before any court or arbitrator or governmental body, agency or official (or any basis thereof known to such counsel) in which an adverse decision, which may result in a material adverse change in the condition, financial or otherwise or the earnings, position, prospects, shareholders' equity, value, operation, properties, business or results of operations of the Company, could adversely affect the present or prospective ability of the Company to perform its obligations under this Agreement, the Representative's Warrant or the Warrant Agreement or which in any manner draws into question the validity or enforceability of this Agreement, the Representative's Warrant or the Warrant
      Agreement;

            (vii) the Company has full legal right, power and authority to enter into this Agreement, the Representative's Warrant and the Warrant Agreement and to consummate the transactions provided for herein and therein; and this Agreement, the Representative's Warrant and the Warrant Agreement have been duly authorized, executed and delivered by the Company. This Agreement, the Representative's Warrant and the Warrant Agreement, assuming due authorization, execution and delivery by each party hereto and thereto, constitutes the legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law), and neither the Company's execution or delivery of this Agreement, the Representative's Warrant or the Warrant Agreement, the Company's performance of its obligations hereunder or thereunder, its consummation of the transactions contemplated herein or therein or the conduct of its business as described in the Registration Statement, the Prospectus and any amendments or supplements thereto, conflicts with or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, or results or will result in the creation or imposition of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever upon, any property or assets (tangible or intangible) of the Company pursuant to the terms of
      (A) the Memorandum or the Articles, (B) any license, contract, indenture, mortgage, deed of trust, license, patent, patent application, voting trust agreement, shareholders' agreement, note, loan or credit agreement or any other agreement or instrument to which the Company is a party or by which it is or may be bound or to which any of its properties or assets (tangible or intangible) is or may be subject, or any indebtedness, or (C) any statute, judgment, decree, order, rule or regulation applicable to the Company of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body (including, without limitation, any such agency or body having jurisdiction over environmental or similar matters), domestic or foreign, having jurisdiction over the Company or any of its activities or properties, except for conflicts, breaches, violations, defaults or impositions which do not and would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs, position, shareholders' equity, value, operations, assets (tangible or intangible), properties, business or results of operations of the Company.

            (viii) except as described in the Prospectus, no consent, approval, authorization or order and no filing with any court, regulatory body, government or administrative agency or other body (other than such as may be required under Blue Sky laws, as to which no opinion need be rendered) is required in connection with the issuance of any Securities pursuant to the Prospectus and the Registration Statement, the issuance of the Representative's Warrant and the Representative's Securities, or the performance of this Agreement, the

      Representative's Warrant and the Warrant Agreement and the transactions contemplated hereby and thereby;

            (ix) the properties and business of the Company conform to the description thereof contained in each of the Registration Statement and the Prospectus;

            (x) the Company is not in breach of, nor is it in default under, any term or provision of any license, contract, indenture, mortgage, installment sale agreement, deed of trust, lease, license, patent, patent application, voting trust agreement, shareholders' agreement, partnership agreement, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company is a party or by which the Company is or any of its properties or assets (tangible or intangible) is subject or affected which could materially and adversely affect the Company; and the Company is not in violation of any term or provision of the Memorandum or the Articles or in violation of any franchise, license, patent, permit, judgment, decree, order, statute, rule or regulation, the result of which would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs, position, shareholders' equity, operations, properties, business or results of operations of the Company.

            (xi) the Company owns or possesses, free and clear of all liens, encumbrances, any rights thereto or therein by any third party, the requisite licenses or other rights to use all trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses necessary to conduct its business (including, without limitation, any such licenses or rights described in the Prospectus as being owned or possessed by the Company), and to the best of such counsel's knowledge after reasonable investigation, there is no claim or action by any person pertaining to or proceeding pending, or threatened, which challenges the exclusive rights of the Company with respect to any trademark, service mark, copyright, service name, trade name, patent, patent application or license used in the conduct of the Company's business (including, without limitation, any such license or right described in the Prospectus as being owned or possessed by the Company).

            (xii) except as described in the Prospectus, the Company does not
      (A) maintain, sponsor, or contribute to any ERISA Plan, (B) maintain or contribute now or at any time previously, to any defined benefit plan, as defined in Section 3(35) of ERISA, and (C) has never completely or partially withdrawn from a "multiemployer plan;" and

            (xiii) the Securities have been approved for listing on the Nasdaq SmallCap Market and the BSE, and the Company's Registration Statement on Form 8-A under the Exchange Act has become effective.

            (xiv) to such counsel's knowledge, the persons listed under the caption "PRINCIPAL SHAREHOLDERS" in the Prospectus are the respective "beneficial owners" (as such phrase is defined in regulation 13d-3 under the Exchange Act) of the securities set forth thereunder opposite their respective names as and to the extent set forth therein;

            (xv) to such counsel's knowledge, except as described in the Prospectus, no person, corporation, trust, partnership, association or other entity has the right to include and/or register any securities of the Company in the Registration Statement, require the Company to file any registration statement or, if filed, to include any security in such registration statement;

            (xvi) to such counsel's knowledge, except as described in the Prospectus, there are no claims, payments, issuances, arrangements or understandings for services in the nature of a finder's or origination fee with respect to the sale of the Units hereunder and the financial consulting arrangement between the Representative and the Company, or any other arrangement, agreement, understanding, payment or issuance that may affect the Underwriters' compensation, as determined by the NASD;

            (xvii) each of the Lock-up Agreements constitutes the legal, valid and binding obligations of the parties thereto, enforceable against each such party and any subsequent holder of the securities subject thereto in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable);

            (xviii) all action required to be taken under the Act to conduct the public offering and consummate the sale of the Securities as provided in this Agreement has been taken by the Company. The provisions of the Memorandum and the Articles comply as to form in all material respects with the Act and the Rules and Regulations, and;

            (xix) indemnification of officers and directors of the Company to the fullest extent permitted by applicable Cyprus law is as stated in the Prospectus and the Registration Statement and is no broader.

            Such counsel shall state that it has participated in conferences with officers and other representatives of the Company and representatives of the independent public accountants for the Company, in which conferences such counsel made inquiries of such officers, representatives and accountants and discussed the contents of the Preliminary Prospectus, the Registration Statement and the Prospectus, and related matters were discussed, and although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Preliminary Prospectus, the Registration Statement or the Prospectus, on the basis of the foregoing, no fact or facts have come to the attention of such counsel which lead such counsel to believe that either the Registration Statement or any amendment thereto, at the time such Registration Statement or amendment became effective or the Preliminary Prospectus, the Prospectus or any amendment or supplement thereto as of the date of such opinion contained any untrue statement of any material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial and statistical data included in the Preliminary Prospectus, the Registration Statement or the Prospectus).

            In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance satisfactory to Underwriters' Counsel) of other counsel acceptable to Underwriters' Counsel, familiar with the applicable laws; (B) as to matters of fact, to the extent they deem proper, on certificates and written statements of responsible officers of the Company and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company, provided that copies of any such statements or certificates shall be delivered to Underwriters' Counsel if requested. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and that they, the Representative and the Underwriters, are justified in relying thereon.

            On each Over-Allotment Closing Date, if any, the Underwriters shall have received the favorable opinion of Morrison Cohen Singer & Weinstein, LLP, counsel to the Company, dated such Over-Allotment Closing Date and addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel confirming as of such Over-Allotment

Closing Date the statements made in the opinion of delivered on the Closing Date.

      (e) On or prior to each of the Closing Date and each Over-Allotment Closing Date, if any, Underwriters' Counsel shall have been furnished such documents, certificates and opinions as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in subsection (c) of this Section 6, or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or covenants of the Company herein contained.

      (f) Prior to each of Closing Date and each Over-Allotment Closing Date, if any: i) there shall have been no adverse change nor development involving any prospective change in the condition, financial or otherwise, prospects, assets (tangible or intangible), shareholders' equity or the business of the Company, whether or not in the ordinary course of business, from the latest dates as of which such condition is described in the Registration Statement and/or the Prospectus; (ii) there shall have been no transaction, outside the ordinary course of business entered into by the Company; (iii) the Company shall not be in default under any provision of any instrument relating to any outstanding indebtedness; (iv) the Company shall not have issued any securities (other than the Securities) or declared or paid any dividend or made any distribution in respect of its capital, stock of any class and there shall not have been any change in either the capital, long or short term, liabilities or obligations of the Company whether contingent or otherwise; (v) no material amount of the assets (tangible or intangible) of the Company shall have been pledged or mortgaged, except as set forth in the Registration Statement and Prospectus;
(vi) no action, suit or proceeding, at law or in equity, shall have been pending or threatened, against the Company, nor shall there have been any circumstances giving rise to same, or affecting any of its properties or business before or by any court or federal, state or foreign commission, board or other administrative agency wherein an unfavorable decision, ruling or finding may adversely affect the business, operations, management, prospects or financial condition or assets (tangible or intangible) of the Company, except as set forth in the Registration Statement and the Prospectus: and (vii) no stop order shall have been issued under the Act and no proceedings therefor shall have been initiated, threatened or contemplated by the Commission.

      (g) On each of the Closing Date and each Over-Allotment Closing Date, if any, the Underwriters shall have received a certificate of the principal executive officer and the chief financial or chief accounting officer of the Company, dated the Closing Date or Over-Allotment Closing Date, as the case may be, to the effect that each such person has carefully examined the Registration Statement, the Prospectus and this Agreement, and that:

            (i) The representations and warranties of the Company contained in this Agreement are true and correct as if made on and as of the Closing Date or the Over-Allotment Closing Date, as the case may be, and the Company has complied with all agreements and covenants and satisfied all conditions contained in this Agreement on its part to be performed or satisfied at or prior to such Closing Date or Over-Allotment Closing Date, as the case my be;

            (ii) No stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending, contemplated or threatened under the Act;

            (iii) The Registration Statement, the Prospectus and each amendment and supplement thereto contain all statements and information required to be included therein, and none of the Registration Statement, the Prospectus nor any amendment or supplement thereto includes any untrue statement of any material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and neither the Preliminary Prospectus nor any supplement thereto included any untrue statement of any material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

            (iv) Since the dates as of which information is given in the Registration Statement and the Prospectus: (A) there has not been any material change in the number of Shares or other capital stock authorized or outstanding or in liabilities of the Company except as set forth in or contemplated by the Prospectus; (B) there has not been any material adverse change in the general affairs, management, business, financial condition or results of operations of the Company whether or not arising from transactions in the ordinary course of business, as set forth in or contemplated by the Prospectus; (C) the Company has not sustained any material loss in or interference with its business from any court or from legislative or other governmental action, order or decree, whether foreign or domestic, or from any other occurrence, not described in the Registration Statement and Prospectus; (D) there has not occurred any event that makes untrue or incorrect in any material respect any statement or information contained in the Registration Statement or the Prospectus or that is not reflected in the Registration Statement or the Prospectus which should be reflected therein in order to make any statement or information therein, in light of the circumstances in which they were made or presented, not misleading in any material respect; (E) the Company has not incurred up to and including the Closing Date or the Over-Allotment Closing Date, as the case may be, other than in the ordinary course of its business, any material liabilities or obligations, direct or contingent; (F) the Company has not paid or declared any dividends or other distributions on any of its capital stock; (G) the Company has not entered into any transactions not in the ordinary course of business; (H) there has not been any change in the capital stock or long-term debt or any increase in the short-term borrowings (other than any increase in the short-term borrowings in the ordinary course of business) of the Company; (I) the Company has not sustained any material loss or damage to its property or assets (tangible or intangible) whether or not insured; and (J) there has occurred no event required to be set forth in an amended or supplemented Prospectus which has not been set forth. References to the Registration Statement and the Prospectus in this subsection (g) are to such documents as the same may be amended and supplemented through the date of such certificate.

      (h) By the Closing Date, the Underwriters shall have received clearance from the NASD as to the amount of compensation allowable or payable to the Underwriters, as described in the Registration Statement.

            (i) At the time this Agreement is executed, the Underwriters shall have received from Coopers & Lybrand a letter, dated such date, addressed to the Representative and the Underwriters in form and substance (including the non-material nature of the changes or decreases, if any, referred to in clause (iii) below) satisfactory in all respects to the Representative, the Underwriters and Underwriters' Counsel;

            (i) confirming that they are independent accountants with respect to the Company within the meaning of the Act and the applicable Rules and Regulations;

            (ii) stating that it is their opinion that the financial statements of the Company included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations thereunder and that the Representative and the Underwriter may rely upon the opinion of Coopers & Lybrand with respect to the financial statements and supporting schedules included in the Registration Statement;

            (iii) stating that, on the basis of a limited review which included a reading of the latest available unaudited interim financial statements of the Company (with an indication of the date of the latest available unaudited interim financial statements), a reading of the latest available minutes of the shareholders and the Board and the various committees of the Board, consultations with officers and other employees of the Company responsible for financial and accounting matters and other specified procedures and inquiries, nothing has come to their attention which would lead them to believe that (A) the unaudited financial statements, if any, of the Company included in the Registration Statement do not comply as to form in any material respect with the applicable accounting requirements of the Act and the Rules and Regulations or are not presented fairly and in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements of the Company included in the Registration Statement or (B) at a specified date not more than five (5) days prior to the Effective Date, there has been any change in the authorized or outstanding capital stock, long-term debt of the Company, or any decrease in the shareholders' equity or net current assets or net assets of the Company as compared with amounts shown in the balance sheet dated ________, 1998 included in the Registration Statement, other than as set forth in or contemplated by the Registration Statement, or, if there was any such change or decrease, setting forth the amount of such change or decrease;

            (iv) setting forth, at a date not later than five (5) days prior to the date of the Registration Statement, the amount of the Company's liabilities (including a breakdown of commercial paper and notes payable to banks);

            (v) stating that they have compared specific dollar amounts, numbers of Securities, percentages of revenues and earnings, statements and other financial information pertaining to the Company set forth in the Prospectus in each case to the extent that such amounts, numbers, percentages, statements and information may be derived from the general accounting records, including work sheets, of the Company and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter referred to in Section __ hereof and found by them to be in agreement;

            (vi) stating that they have, in addition, carried out certain specified procedures, not constituting an audit, with respect to certain pro forma financial information which is included in the Registration Statement and the Prospectus and that nothing has come to their attention as a result of such procedures that caused them to believe that such unaudited pro forma financial information does not comply in form in all respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such information;

            (vii) stating that they have not, during the immediately preceding five (5)-year period, brought to the attention of any of the Company's management any "weakness," as defined in the Statement of Auditing Standard No. 60 entitled "Communication of Internal Control Structure Related Matters Noted in an Audit," in any of the Company's internal controls; and

            (viii) statements as to such other matters incident to the transaction contemplated hereby as the Representative may request.

      (j) On or prior to the Closing Date and each Over-Allotment Closing Date, if any, the Underwriters shall have received from Coopers & Lybrand, a letter, dated as of the Closing Date or the Over-Allotment Closing Date, as the case may be, to the effect that they reaffirm the statements made in the letter furnished pursuant to paragraph (i) of this Section 6; except that the specified date referred to in the letter shall be a date not more than five days prior to the Closing Date or the Over-Allotment Closing Date, as the case may be, and, if the Company has elected to rely on Rule 430A of the Rules and Regulations, to the further effect that they have carried out procedures as specified in clause (v) of paragraph (i) of this Section with respect to certain amounts, percentages and financial information as specified by the Representative and deemed to be a part of the Registration Statement pursuant to Rule 430A(b) and have found such amounts, percentages and financial information to be in agreement with the records specified in such clause (v).

      (k) On each of Closing Date and Over-Allotment Closing Date, if any, there shall have been duly tendered to the Representative for the several Underwriters' accounts the appropriate number of Securities.

      (l) No order suspending the sale of the Securities in any jurisdiction designated by the Representative pursuant to paragraph (e) of Section 4 hereof shall have been issued on either the Closing Date or the Over-Allotment Closing Date, if any, and no proceedings for such purpose shall have been instituted or shall be contemplated.

      (m) On or before each Closing Date, the Shares, the Warrant Shares and the Warrants shall have been approved for quotation on the Nasdaq SmallCap Market and shall have been authorized upon official notice of issuance for trading on the BSE.

      (n) On or before Closing Date, the Lock-up Agreements, in form and substance satisfactory to the Representative and Underwriters' Counsel, shall have been delivered to the Representative.

      (o) On or before the Closing Date, the Company shall have executed (i) a financial consulting agreement with the Representative for a period of 24 months and (ii) an agreement to engage the Representative on an exclusive basis to advise the Company with respect to mergers and acquisition and certain other types of transactions for a term continuing through the first anniversary of the Effective Date, each such agreement in form and substance satisfactory to the Representative and its counsel.


      (p) On or before the Closing Date, the Company shall have executed the Representative's Warrant and the Warrant Agreement together with the applicable warrant certificates, each in form and substance satisfactory to the Representative and Underwriters' Counsel.


      (q) On or before the Closing Date, the Company shall have entered into employment agreements with Messrs. Kanarick and ______, engaged the services of a financial public relations firm, and secured the key man life insurance, directors and officers liability and general liability insurance, all as provided above, and delivered copies of the executed employment agreements, the agreement engaging the financial public relations firm and all such insurance policies.

      If any condition to the obligations of the Underwriters or the Representative hereunder to be fulfilled prior to or at the Closing Date or the relevant Over-Allotment Closing Date, as the case may be, is not so fulfilled, the Representative may terminate this Agreement or, if the Representative so elects, it may waive any such conditions which have not been fulfilled or extend the time for their fulfillment.

      7.    Indemnification.

      (a) The Company agrees to indemnify and hold harmless each of the Representative and the Underwriters (for purposes of this Section 7, each of the terms "Representative," "Underwriter" and/or "Underwriters" shall include the officers, directors, partners, employees, agents and counsel of the Underwriter, each of the Underwriters, or the Representative, as the case may be, and including specifically each person that may be substituted for an Underwriter as provided in Section 11 hereof), and each person, if any, that controls each such Underwriter or the Representative (each a "controlling person") within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, from and against any and all losses, claims, damages, expenses or liabilities, joint or several and actions in respect thereof, whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever), as the same are incurred, to which the Representative, any Underwriter or any such controlling person may become subject under the Act, the Exchange Act or any other statute or at common law or otherwise or under the laws of any foreign country, arising out of or based upon any untrue statement or alleged untrue statement of any material fact contained in (i) the Preliminary Prospectus, the Registration Statement or the Prospectus (as any of the same may be amended and supplemented from time to time); (ii) any post-effective amendment or amendments or any new registration statement or prospectus in which is included any securities of the Company issued or issuable upon exercise of the Securities; or (iii) any application or other document or written communication (referred to in this Section 7 collectively, as "application") executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Securities under the securities laws thereof or (B) filed with the NASD, the Commission, any state or other securities commission or agency, NASDAQ, the BSE or any other securities exchange; or the omission or alleged omission therefrom of any material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Prospectus, in the light of the circumstances under which they were made), unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company with respect to any Underwriter by or on behalf of such Underwriter expressly for use in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto, or in any Application, as the case may be.

      The obligations of the Company to indemnify the Underwriters, the Representative and their respective controlling persons contained in this paragraph (a) of this Section 7 shall be in addition to any obligation or liability which the Company may have at common law or otherwise.

      (b) Each of the Underwriters agrees severally, but not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement, and each other person, if any, who controls the Company within the meaning of Section 15 of the Act, to the same extent as the foregoing indemnity from the Company to the Underwriters, but only with respect to statements or omissions, if any, made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto or in any application made in reliance upon and in strict conformity with written information furnished to the Company with respect to any Underwriter by such Underwriter expressly for use in such Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment thereof or supplement thereto or in any such application, solely to the extent that any such written information or omission pertains to disclosures in the Preliminary Prospectus, the Registration Statement or the Prospectus directly relating to the transactions effected by the Underwriters in connection with the offering contemplated hereby. The Company acknowledges that the statements with respect to the public offering of the Securities set forth under the heading "Underwriting" and the stabilization legend in the Prospectus have been furnished by the Underwriters expressly for use therein and constitute the only information furnished in writing by or on behalf of the Underwriters for inclusion in the Prospectus.

      (c) Promptly after receipt by a party indemnified under this Section 7 of notice of the commencement of any action, suit or proceeding, such indemnified party shall, if a claim in respect thereof is to be made against one or more indemnifying parties under this Section 7, notify in writing each party against whom indemnification is to be sought of the commencement of such action, suit or proceeding (but the failure so to notify an indemnifying party shall not relieve it from (x) any liability which it may have under this Section 7 except to the extent that it has been prejudiced in any material respect by such failure or
(y) from any liability which it may have otherwise). In case any such action, suit or proceeding is brought against any indemnified party, and such party notifies an indemnifying party or parties of the commencement thereof, the indemnifying party or parties shall be entitled to participate therein, and to the extent that such party or parties may elect by written notice delivered to any indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such suit or proceeding, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by such indemnifying party in connection with the defense of such action, suit or proceeding at the expense of such indemnifying party or parties, (ii) such indemnifying parties shall not have employed counsel reasonably satisfactory to such indemnified party or parties to have charge of the defense of such action, suit or proceeding within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or in addition to those available to one or all of the indemnifying parties (in which case such indemnifying party or parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events, such fees and expenses of one additional counsel shall be borne by the indemnifying parties. In no event shall any indemnifying party be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from such indemnifying party's own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. Anything in this Section 7 to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld.

      (d) In order to provide for just and equitable contribution in any case in which (i) any indemnified party makes claim for indemnification pursuant to this
Section 7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of this Section 7 provide for indemnification in such case, or (ii) contribution under the Act may be required on the part of any indemnified party, then each indemnifying party shall contribute to the amount paid as a result of any such loss, claim, damage, expense or liability (or action in respect thereof) (A) in such proportion as is appropriate to reflect the relative benefits received by each of the contributing parties, on the one hand, and the party to be indemnified on the other hand, from the offering of Securities contemplated hereby or (B) if the allocation provided by clause (A) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of each of the contributing parties, on the one hand, and the party to be indemnified on the other hand in connection with any statement or omission which resulted in any such loss, claim, damage, expense or liability, as well as any other relevant equitable considerations. In any case where the Company is a contributing party and the Underwriter(s) are the indemnified party, the relative benefits received by the Company, on the one hand, and such Underwriter(s), on the other, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Units (before deducting expenses) bear to the total underwriting discounts received by the Underwriters hereunder in connection with such offering, in each case as set forth in the table appearing on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of any material fact or the omission or alleged omission to state any material fact relates to information supplied by the Company or by the Underwriters, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid or payable by an indemnified party as a result of any loss, claim, damage, expense or liability (or action in respect thereof) referred to above in this paragraph (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action suit, proceeding or claim. Notwithstanding the provisions of this paragraph (d), the Underwriters shall not be required to contribute any amount in excess of the underwriting discount applicable to the Securities purchased by the Underwriters hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this
Section 7, each person, if any, that controls the Company within the meaning of the Act, each officer of the Company that has signed the Registration Statement, and each director of the Company shall have the same rights as the Company to contribution, subject in each case to the terms of this paragraph (d). Any party entitled to contribution shall, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect to which a claim for contribution may be made against another party or parties under this paragraph
(d) notify each such party from whom contribution may be sought, but the omission so to notify each such party or parties shall not relieve such party or parties from any obligation it or they may have hereunder or otherwise, or to the extent that such party or parties were not adversely affected by such omission. The obligations of contribution set forth in this Section 7 shall be in addition to any liabilities which any indemnifying party may have at common law or otherwise.

8. Representations and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or contained in certificates of officers of the Company submitted pursuant hereto, shall be deemed to be representations, warranties and agreements at the Closing Date and each Over-Allotment Closing Date, as the case may be, and such representations, warranties and agreements of the Company and the respective indemnity agreements contained in Section 7 hereof shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter, the Representative, the Company or any controlling person of any Underwriter, the Representative or the Company, and shall survive termination of this Agreement or the issuance and delivery of the Securities to the Underwriters and the Representative, as the case may be.

9. Effective Date of Agreement. This Agreement shall become effective at 10:00 a.m., New York City time, on the next full business day following the date hereof, or at such earlier time after the Registration Statement becomes effective as the Representative, in its discretion, shall release the Securities for the sale to the public; provided, however, that the provisions of Sections 5, 7 and 10 of this Agreement shall be effective at all times. For purposes of this Section 9, the Securities to be purchased hereunder shall be deemed to have been so released upon the earlier of dispatch by the Representative of telegrams to securities dealers releasing such securities for offering or the release by the Representative for publication of the first newspaper advertisement which is subsequently published relating to the Securities.

      10.   Termination.

      (a) Subject to the terms of subsection (b) of this Section 10, the Representative shall have the right to terminate this Agreement if: (i) any domestic or international event or act or occurrence has disrupted, or, in the Representative's opinion will in the immediate future disrupt, the financial markets; (ii) any material adverse change in the financial markets shall have occurred; (iii) if trading on the New York Stock Exchange, the

American Stock Exchange, or in the over-the-counter market shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required on the over-the-counter market by the NASD or by order of the Commission or any other government authority having jurisdiction; (iv) the United States shall have become involved in a war or major hostilities, or if there shall have been an escalation in an existing war or major hostilities or a national emergency shall have been declared in the United States; (v) a banking moratorium shall have been declared by a state or federal authority; (vi) a moratorium in foreign exchange trading shall have been declared; or (vii) the Company shall have sustained a loss which is material or substantial to the Company by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will, in the Representative's opinion, make it inadvisable to proceed with the delivery of the Securities; or (vii) there shall have occurred a material adverse change in the condition (financial or otherwise), business affairs or prospects of the Company, whether or not arising in the ordinary course of business, which would render, in the Representative's judgment, either of such parties unable to perform satisfactorily its respective obligations as contemplated by this Agreement or the Registration Statement, or a material adverse change in the general market, political or economic conditions in the United States or elsewhere as in the Representative's judgment would make it inadvisable to proceed with the offering, sale and/or delivery of the Securities.

      (b) If this Agreement is terminated by the Representative in accordance with the provisions of Section 10(a) hereof, the Company shall promptly reimburse and indemnify the Representative for all of its actual out-of-pocket expenses, including the fees and disbursements of Underwriters' Counsel in an amount not to exceed $50,000. Anything contained in this Agreement to the contrary notwithstanding, if this Agreement is not carried out within the time specified herein (as the same may be any extended by the Representative), by reason of any failure on the part of the Company to perform any undertaking or satisfy any condition of this Agreement to be performed or satisfied by the Company (including, without limitation, pursuant to Section 6 or Section 12 hereof) or because of any action by the Company or any failure of the Company to take any action reasonably requested by the Representative, then the Company shall promptly reimburse and indemnify the Representative for all of its actual out-of-pocket expenses, including without limitation, the fees and disbursements of counsel for the Underwriters (less amounts previously paid pursuant to Section 5 (c) above). In addition, the Company shall remain liable for all counsel fees and expenses relating to Blue Sky matters and Blue Sky filing fees. Anything contained in this Agreement to the contrary notwithstanding, any election hereunder or any termination of this Agreement (including, without limitation, pursuant to Section 6, 10, 11 and 12 hereof), and whether or not this Agreement is otherwise carried out, the provisions of Sections 5 and 7 shall not in any way be affected by such election or termination or failure to carry out the terms of this Agreement or any part hereof.

      11. Substitution of Underwriter. If one or more of the Underwriters fails (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of Section 6, 10 or 12 hereof) to purchase the Securities which it or they are obligated to purchase on date specified in this Agreement (the "Defaulted Securities"), the Representative shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, singly or in the aggregate, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 24-hour period, then:

      (a) if the number of Defaulted Securities does not exceed 10% of the total number of Firm Units to be purchased on such date, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

      (b) if the number of Defaulted Securities exceeds 10% of the total number of Firm Units, this Agreement shall terminate without liability on the part of any non-defaulting Underwriters.

      No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of any default by such Underwriter under this Agreement.

      In the event of any such default which does not result in a termination of this Agreement, the Representative shall have the right to postpone the Closing Date, for a period not to exceed seven days, in order to effect any required changes in the Registration Statement or the Prospectus or in any other documents.

      12. Default by the Company. If the Company fails at the Closing Date or any Over-Allotment Closing Date, as applicable, to sell and deliver the number of Units which it is obligated to sell hereunder on such date, then this Agreement shall terminate (or, if such default shall occur with respect to any Over-Allotment Units to be purchased on any Over-Allotment Closing Date, the Representative may, at its option, by written notice to the Company, terminate the obligation of the Representative and/or the Underwriters to purchase Over-Allotment Units from the Company on such date) without any liability on the part of any non-defaulting party other than pursuant to Sections 5, 7 and 10 hereof. No action taken pursuant to this Section shall relieve the Company from liability, if any, in respect of such default.

      13. Notices. All notices and communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Representative or the Underwriters shall be directed to the Representative at 50 Broadway, New York, New York 10004,
Attention: Mr. Robert A. Schneider, Chairman of the Board, with a copy to Fischbein Badillo Wagner Harding, 909 Third Avenue, New York, New York 10022,
Attention: Joseph L. Cannella, Esq. Notices to the Company shall be directed to the Company at 20 East 63rd Street, 1st Floor, New York, New York 10021,
Attention: Ira Kanarick, with a copy to Morrison Cohen Singer & Weinstein, LLP, 750 Lexington Avenue, New York, New York 10022, Attention: Jack Levy, Esq.

      14. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Underwriters, the Representative, the Company and the controlling persons, directors and officers referred to in Section 7 hereof, and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under, in respect of or by virtue of this Agreement or any of the provisions contained herein. No purchaser of Securities from the Representative or any Underwriter shall be deemed to be a successor by reason merely of such purchase.

      15. Construction. This Agreement has been prepared, negotiated and delivered in the State of New York and shall be governed by and construed and enforced in accordance with the laws of such State, without giving effect to the principles thereof relating to the conflict of laws.

      16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same document.



      17. Entire Agreement; Amendments. This Agreement, the Representative's Warrant and the Warrant Agreement constitute the entire agreement of the parties hereto with respect to the subject matter hereof and thereof and supersede all prior written or oral agreements, understandings and negotiations with respect to such subject matter. This Agreement may not be modified or amended in any way except by a writing signed by the Representative and the Company.

      If the foregoing correctly sets forth the understanding among the Representative, the Underwriters and the Company, please so indicate in the appropriate space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

                        Very truly yours,

                        C. W. CHEMICAL WASTE TECHNOLOGIES LIMITED


                        By:/s/Ira H. Kanarick
                           --------------------------------------
                           Ira H. Kanarick
                           Chief Executive Officer


Confirmed and accepted as of the
date first above written by: RAS
SECURITIES CORP. for itself and as
Representatives of the several
Underwriters named in Schedule A
attached hereto:


By: RAS SECURITIES CORP.


By:
   -----------------------------------
    Name:  Robert A. Schneider
           Chairman

                                   SCHEDULE A

Name of Underwriters

                                                            Number of Firm
                                                            Securities to
                                                            be purchased
                                                            ===============
RAS Securities Corp.
First London

TOTAL...................................................         2,000,000